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CUSIP NO. 45061100                    13D                   Page 19 of 19 pages


                                    EXHIBIT 7(1)

                       AGREEMENT WITH RESPECT TO SCHEDULE 13D

          The undersigned hereby agree that any Statement on Schedule 13D to be filed with the Securities and Exchange Commission by any of the undersigned, including any amendment thereto, with respect to securities of Industrial Distribution Group, Inc., a Delaware corporation, may be filed by Edmundson International, Inc. on behalf of all of the undersigned.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed in counterparts by their duly authorized signatories as of the 16th day of October, 1998.



                              Consolidated Electrical Distributors, Inc.


                              By:   /s/ Thomas A. Lullo
                                   -------------------------------------

                              Its:  Vice President
                                   -------------------------------------



                              Lincolnshire Associates.


                              By:  Its General Partner
                                   Portshire Corp.

                                   By:   /s/ David C. Verbeck
                                        --------------------------------

                                   Its: Vice President
                                        --------------------------------


                              Portshire Corp.


                              By:  /s/ David C. Verbeck
                                   -------------------------------------

                              Its: Vice President
                                   -------------------------------------


                              Edmundson International, Inc.


                              By:   /s/ John D. Parish
                                   -------------------------------------

                              Its:  Vice President
                                   -------------------------------------


                              Employees' Retirement Plan of Consolidated
                              Electrical Distributors, Inc.


                              By:  /s/ Thomas A. Lullo
                                   --------------------------------

                                   on behalf and as a member of the
                                   Retirement Committee of Consolidated
                                   Electrical Distributors, Inc.